JONATHON P. REUBEN, CPA
An Accountancy Corporation

23440 Hawthorne Blvd., Suite 200 • Torrance, CA 90505
(310) 378-3609 • Fax (310) 378-3709

July 19, 2006

Securities and Exchange Commission
450 5th Street NW
Washington, D.C. 20549

Re: Canadian Rockport Homes International, Inc.

Gentlemen:

We have read Item 4.01 of Canadian Rockport Homes International, Inc.'s Form 8-K dated July 18, 2006 and agree with the statements therein concerning the Company.

/s/ Jonathon P. Reuben C.P.A.

Jonathon P. Reuben, CPA,
An Accountancy Corporation